--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                 GLOBAL OPPORTUNITY
                                  BOND FUND, INC.
--------------------------------------------------------------------------------




                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER






                                   MORGAN STANLEY
                         GLOBAL OPPORTUNITY BOND FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -0.88% compared to 2.27% for the Fund's benchmark (described below). For the one year ended June 30, 1998 and for the period since the Fund's commencement of operations on May 27, 1994 through June 30, 1998, the Fund's total return, based on net asset value per share was 2.91% and 72.25%, respectively, compared to 6.97% and 66.19%, respectively, for the benchmark.
The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Emerging Markets Bond Plus Index, 25% of the J.P. Morgan Latin Euro Bond Index and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. At June 30, 1998 the Fund's investments in debt instruments were comprised of 71.6% of emerging markets debt securities and 24.4% U.S. high yield securities.

On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $12 1/8, representing a 6.4% discount to the Fund's net asset value per share.

The underperformance can be attributed to an overweight in Russia and Indonesian corporates. Throughout the last two quarters the Asian region remained in the spotlight and often dictated the tone of the market. In the first quarter emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point range. In December a rally spurred by Russia's improving external debt profile and Boris Yeltsin's improving health was cut short by Asian currency volatility and the declining economic condition of Korea and Indonesia. In January, a market sell-off caused by Russian fiscal imbalances, historically low commodity prices and policy inaction in Indonesia was reversed by the successful rescheduling of Korea's short term bank debt obligations. In February, dramatic swings in the current account positions of Thailand and Korea combined with new evidence of Russia's commitment to prudent fiscal policy helped bolster investor confidence, despite continued uncertainty in Indonesia. Apparent economic and political stabilization in the region buoyed investor sentiment, causing spreads to rally to the mid 400's. When this period of calm proved to be temporary, spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again.

The second quarter started off uneventfully as financial markets globally drifted sideways throughout the month of April. Relative stability in Asia and Indonesia in particular allowed emerging market debt to rally despite political uncertainty in Russia, Ecuador and Venezuela. This period of relative calm was short lived as continued weakness in Asia and the forced resignation of former President Suharto in Indonesia caused investors to reassess the risk premiums required for all emerging market assets. Russia in particular came under pressure. We decreased the Fund's exposure to Indonesia as the post-Suharto political environment remained fragile with no "quick fix" in sight. Believing that the market had overly penalized Russian debt, we shifted to an overweight position in late May after Russian assets experienced a significant sell-off, returning -9.90% for the month.

In the declining rate environment and a solid economy, single B rated bonds outperformed higher quality bonds in the high yield market. Longer duration bonds also outperformed. The lower tier and distressed sector continued to have problems as it has for some time now. From an industry perspective, outperformers included retail, technology and utilities while underperformers were auto parts, energy and textiles.

The months of May and June saw the return of the kind of nervousness, investor skepticism, and volatility in the emerging markets that we experienced during the large sell off in 1994 and more recently in the Asian induced sell off during the fourth quarter of 1997. The reasons for this round of volatility are less obvious than past episodes, as there have not been the classic signs of a decrease in global liquidity nor has this sell off been precipitated by political/social instability in any major country. Interest rates continue to stay low globally, there have not been large flows out of emerging market debt mutual funds, global inflation remains quite well contained, and broadly speaking, most emerging countries continue to pursue virtuous economic policies. However, the ill health of the Japanese economy and of major Japanese banks has caused investors to adjust risk premiums higher and has caused liquidity for most emerging countries to evaporate. Investors fear that Japan's inability to fix its economy will continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. The good news is that markets have considerably discounted such a negative scenario. While Asia continues to cast a dark shadow over the emerging markets, any evidence of a turn around or stabilization in Asia should allow prices on emerging market debt to recover substantially.

In June, Russian debt underperformed the other emerging market bonds by a wide margin again, with the Russian subcomponent of the J.P. Morgan Emerging Markets Bond Plus Index returning -13.85% for the month. The dramatic sell off in Russian assets reflects investors' concerns about short term liquidity rather than longer term solvency issues. Russia relies heavily on foreign debt and foreign investors in its local markets to fund its budget deficit which has been aggravated this year by poor tax collection resulting from low oil prices. As global liquidity has become scarce, Russia has come under particular scrutiny as it relies on the markets for constant funding. We believe that the new administration in Moscow has developed a credible program and should survive its current predicament. The Russians are working closely with the International Monetary Fund and should come to terms, in the next two months, for additional aid and an expanded program to bolster international reserves. The current government is the most reform-minded since the collapse of communism and it is in western governments' interest to see them succeed. Russia's deteriorating fiscal positions is providing the impetus for the government to conclude its negotiations with the IMF for additional aid. All of the Funds' holdings in Russia are in U.S. dollar denominated securities and as such would not be directly impacted by a devaluation of the ruble. We will continue to overweight Mexico as we remain confident about the soundness of Mexico's macroeconomic fundamentals. The Mexican economy should register growth of 5% this year and unlike 1995, growth is more balanced now as it is being driven by both the export sectors and the non-tradables sectors. We continue to underweight Venezuela due to the country's declining fiscal and political condition. We will position our high yield holdings on growth oriented companies and those that possible Asian imports and declining commodity prices will not effect.

U.S. high-yield bonds significantly underperformed high quality bonds in the second quarter as interest rates fell. The high-yield market has been negatively impacted by the renewed turmoil in Asia, the developing crisis in Russia and concern that corporate profits in the U.S. may begin to face some pressure. Even though the emerging markets represent a small portion of the high-yield index, the weakness in these markets has caused spreads in the high-yield market to widen in sympathy as investors are requiring a higher risk premium for lower rated bonds. In addition, there continued to be a substantial supply of new issues in the period, particularly in the communications sector, which the market had difficulty absorbing.

For the U.S. high yield portion of the Fund, we continue to be overweight in communications and non-U.S. issues where we see significant relative value. We added to communications holdings in the second quarter, where increased new supply presented a number of attractive opportunities. These holdings are well diversified by business strategies, including competitive local exchange carriers, wireless, and long distance. New investments in the sector included Level 3 Communications, a domestic long-haul fiber network provider, and Global Crossings, which builds undersea fiber optic cable systems.

Recent purchases in the healthcare and retail sectors as a result of bottom up security selection have resulted in an overweighting in these sectors as well. We purchased Tenet Healthcare, a stable, higher quality name and Oxford Health, an HMO provider that we believe is successfully working through its recent problems. Additions to the retail sector include Corporate Express, HMV Media Group and Musicland. We continue to avoid U.S. cyclicals and are underweighted in the media and entertainment, energy and metals sectors.

We have maintained an average credit quality higher than that of the CS First Boston High Yield Index, and have balanced the opportunities in low-rated bonds with positions in higher quality issues. Additionally, the interest rate sensitivity of the portfolio is similar to that of the benchmark. While the market environment has become more challenging recently, we see excellent bottom-up investment opportunities in securities with attractive yields relative to high quality bonds.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Paul Ghaffari and Robert E. Angevine continue to have primary responsibility for the day-to-day management of the Fund's assets

Sincerely,



/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION                                                      TOTAL RETURN (%)
                                           ---------------------------------------------------------------------------
                                                MARKET VALUE(1)        NET ASSET VALUE(2)             INDEX(3)
                                           ------------------------  ------------------------  -----------------------
                                                           AVERAGE                   AVERAGE                   AVERAGE
                                           CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL
                                           ----------      -------   ----------      -------   ----------      -------
               Fiscal Year to Date              -2.93%          --        -0.88%          --         2.27%          --
               One Year                         -5.98        -5.98%        2.91         2.91%        6.97         6.97%
               Since Inception*                 61.15        12.36        72.25        14.20        66.19        13.21

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

                                      [GRAPH]

                                                          YEAR ENDED DECEMBER 31,              SIX MONTHS
                                                                                                 ENDED
                                                                                                JUNE 30,
                                              1994*         1995         1996         1997        1998
                                            ---------    ---------    ---------    ---------   ----------
Net Asset Value Per Share . . . . . . .     $   12.25    $   12.99    $   14.86    $   13.74    $   12.96
Market Value Per Share  . . . . . . . .     $   12.50    $   12.50    $   14.63    $   13.13    $   12.13
Premium/(Discount). . . . . . . . . . .           2.0%        -3.8%        -1.5%        -4.4%        -6.4%
Income Dividends. . . . . . . . . . . .     $    0.91    $    1.59    $    1.49    $    1.30    $    0.60
Capital Gains Distributions . . . . . .            --           --    $    0.50    $    2.30    $    0.06
Fund Total Return (2) . . . . . . . . .         -6.42%       20.34%       31.45%       17.38%       -0.88%
Index Total Return (3). . . . . . . . .         -0.46%       22.37%       25.36%       12.56%        2.27%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Global Opportunity Blended Composite is comprised of 25% of the J.P. Morgan Latin Euro Bond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. Prior to 1998, the Fund used a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of June 30, 1998, the Fund's investment in debt instruments was comprised of 71.6% emerging markets debt securities and 24.4% U.S. high yield securities.
 *   The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                      [CHART]

Debt Instruments         (92.9%)
Equity Securities         (0.5%)
Short-Term Investments    (6.6%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                      [CHART]

United States            (32.0%)
Brazil                   (20.6%)
Russia                   (20.8%)
Mexico                   (15.2%)
Argentina                (10.7%)
Turkey                    (4.4%)
Korea                     (3.6%)
Venezuela                 (1.4%)
Indonesia                 (1.3%)
Thailand                  (1.1%)
Other                   (-11.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                                 PERCENT OF
                                                                 NET ASSETS
                                                                 ----------
   1.   Ministry of Finance
         11.75%, 6/10/03 (Russia)                                    7.4%
   2.   United Mexican States
         11.50%, 5/15/26 (Mexico)                                    6.2
   3.   Federative Republic of Brazil 'C'  Bond PIK
         8.00%,  4/15/14 (Brazil)                                    6.1
   4.   Russia Principal Note, PIK
         3.313%, 12/15/20 (Russia)                                   5.3
   5.   Federative Republic of Brazil 'EI-L' Bond
         6.625%, 4/15/06 (Brazil)                                    4.9
   6.   Salomon Brothers Federative Republic of Brazil
         Credit Linked Enhanced Note 9.00%, 1/15/99 (Brazil)         4.6
   7.   Federative Republic of Brazil
         9.375%, 4/7/08 (Brazil)                                     4.2
   8.   Republic of Argentina
         6.625%, 3/31/05 (Argentina)                                 4.1
   9.   United Mexican States Global Bond
         9.875%, 1/15/07 (Mexico)                                    3.7
  10.   Republic of Argentina Global Bond
         11.375%, 1/30/17 (Argentina)                                3.1
                                                                    ----
                                                                    49.6%
                                                                    ----
                                                                    ----

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
JUNE 30, 1998

                                                            FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (104.7%)
--------------------------------------------------------------------------------
ARGENTINA  (10.7%)
CORPORATE (3.2%)
(b) Acindar Industries 144A
        11.555%, 11/12/98                           U.S.$     300   U.S.$    303
    CIA International Telecom 144A
        10.375%, 8/1/04                             ARP     1,200            990
    Supercanal Holdings S.A. 144A
        11.50%, 5/15/05                             U.S.$     450            433
                                                                    ------------
                                                                           1,726
                                                                    ------------
SOVEREIGN (7.5%)
(b,d)Republic of Argentina
        6.625%, 3/31/05                                     2,518          2,227
     Republic of Argentina
        Global Bond
        9.75%, 9/19/27                                        130            120
     (d)11.375%, 1/30/17                                    1,600          1,705
                                                                    ------------
                                                                           4,052
                                                                    ------------
                                                                           5,778
                                                                    ------------
--------------------------------------------------------------------------------
AUSTRALIA  (0.5%)
CORPORATE (0.5%)
    Murrin Murrin Holdings Property Ltd.
         9.375%, 8/31/07                                      300            296
                                                                    ------------
--------------------------------------------------------------------------------
BRAZIL  (16.1%)
CORPORATE (0.9%)
(c) Compania Energetica
        Sao Paulo 144A
        9.125%, 6/26/07                                       100             90
    Globopar 144A
        10.50%, 12/20/06                                       80             73
        10.625%, 12/5/08                                      400            356
                                                                    ------------
                                                                             519
                                                                    ------------
SOVEREIGN (15.2%)
(d,e)Federative Republic of Brazil
        'C' Bond PIK
        8.00%, 4/15/14                                      4,478          3,300
(b,d,e)Federative Republic of Brazil
        'EI-L' Bond
        6.625%, 4/15/06                                     3,250          2,676
(d) Federative Republic of Brazil
        9.375%, 4/7/08                                      2,500          2,248
                                                                    ------------
                                                                           8,224
                                                                    ------------
                                                                           8,743
                                                                    ------------
--------------------------------------------------------------------------------
BULGARIA  (0.9%)
SOVEREIGN (0.9%)
(c,e)Republic of Bulgaria
        Front Loaded Interest
        Reduction Bond
        2.25%, 7/28/12                               U.S.$     50   U.S.$     31
(b,e)Republic of Bulgaria
        Past Due Interest Bond
        6.563%, 7/28/11                                       600            430
                                                                    ------------
                                                                             461
                                                                    ------------
--------------------------------------------------------------------------------
COLOMBIA  (0.7%)
SOVEREIGN (0.7%)
    Republic of Colombia
        7.625%, 2/15/07                                       430            388
                                                                    ------------
--------------------------------------------------------------------------------
ECUADOR  (0.9%)
CORPORATE (0.9%)
    Conecel 144A
        14.00%, 5/1/02                                        500            500
                                                                    ------------
--------------------------------------------------------------------------------
INDONESIA  (1.3%)
CORPORATE (1.3%)
    Hermes Europe Railtel B.V.
        11.50%, 8/15/07                                       140            158
    Tjiwi Kimia International
        Global Bond
        13.25%, 8/1/01                                        675            537
                                                                    ------------
                                                                             695
                                                                    ------------
--------------------------------------------------------------------------------
IVORY COAST  (0.2%)
SOVEREIGN (0.2%)
(e) Republic of Ivory Coast
        Front Loaded Interest
        Reduction Bond
        2.00%, 3/29/18                               FRF    2,000            100
                                                                    ------------
--------------------------------------------------------------------------------
JAMAICA  (0.9%)
CORPORATE (0.9%)
    Mechala Group Jamaica, Ltd. 'B'
        12.75%, 12/30/99                             U.S.$    500            460
                                                                    ------------
--------------------------------------------------------------------------------
KOREA  (3.6%)
SOVEREIGN (3.6%)
    Export-Import Bank of Korea
        6.50%, 10/6/99                                      1,400          1,322
    Korea Development Bank
        7.125%, 9/17/01                                       700            619
                                                                    ------------
                                                                           1,941
                                                                    ------------
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEXICO  (15.2%)
CORPORATE (2.6%)
    Empresas ICA Sociedad Controladora 144A
        11.875%, 5/30/01                             U.S.$  1,000   U.S.$  1,065
    Innova 144A
        12.875%, 4/1/07                                       350            359
                                                                    ------------
                                                                           1,424
                                                                    ------------
SOVEREIGN (12.6%)
(b,e)United Mexican States
        Discount Bond 'B'
        6.477%, 12/31/19                                      250            225
  (e)United Mexican States
        Discount Bond 'D'
        6.602%, 12/31/19                                      300            270
     National Financiera
        17.00%, 2/26/99                              ZAR    4,000            662
  (d)United Mexican States
        11.50%, 5/15/26                              U.S.$  2,950          3,353
     United Mexican States
        Global Bond
    (d) 9.875%, 1/15/07                                     1,900          1,977
        11.375%, 9/15/16                                      300            335
                                                                    ------------
                                                                           6,822
                                                                    ------------
                                                                           8,246
                                                                    ------------
--------------------------------------------------------------------------------
PERU  (0.7%)
SOVEREIGN (0.7%)
(c,e)Republic of Peru Front Loaded
        Interest Reduction Bond
        3.25%, 3/7/17, 144A                                   350            196
        3.25%, 3/7/17                                         350            195
                                                                    ------------
                                                                             391
                                                                    ------------
--------------------------------------------------------------------------------
RUSSIA  (20.8%)
CORPORATE (1.6%)
(c) PTC International Finance B.V.
        0.00%, 7/1/07                                         300            206
    Unexim International Finance 144A
        9.875%, 8/1/00                                        850            647
                                                                    ------------
                                                                             853
                                                                    ------------
SOVEREIGN (19.2%)
(b,e)Russia Principal Note, PIK
        3.313%, 12/15/20                                    6,000          2,850
     Ministry of Finance
        11.75%, 6/10/03 144A                                3,060          2,708
        11.75%, 6/10/03                                     1,500          1,328
        10.00%, 6/26/07                                     1,220            923
        12.75%, 6/24/28 144A                                1,410          1,260
        14.00%, 5/19/99                                     1,100            931
     Ministry of Finance, Series IV
        3.00%, 5/14/03                                        450            259
(b) Russia Interest Arrears Notes
        6.625%, 12/15/15                            U.S.$     285   U.S.$    158
                                                                    ------------
                                                                          10,417
                                                                    ------------
                                                                          11,270
                                                                    ------------
--------------------------------------------------------------------------------
THAILAND  (1.1%)
SOVEREIGN (1.1%)
    Kingdom of Thailand
        8.70%, 8/1/99                                         600            602
                                                                    ------------
--------------------------------------------------------------------------------
TURKEY  (1.4%)
SOVEREIGN (1.4%)
    Pera Financial Services 144A
        9.375%, 10/15/02                                      850            759
                                                                    ------------
--------------------------------------------------------------------------------
UNITED KINGDOM  (0.3%)
CORPORATE (0.3%)
(c) Dolphin Telecommunications plc
        144A 0.00%, 6/1/08                                    200            114
    Esprit Telecommunications
        Group plc 144A
        11.00%, 6/15/08                             DEM       135             75
                                                                    ------------
                                                                             189
                                                                    ------------
--------------------------------------------------------------------------------
UNITED STATES  (28.0%)
ASSET - BACKED SECURITIES  (2.6%)
    Aircraft Lease Portfolio
        Securitization Ltd. 1996-1
        P1D 12.75%, 6/15/06                          U.S.$    374            374
    CFS 1997-5 'A1' 144A
        7.72%, 6/15/05                                        259            260
    DR Securitized Lease Trust
        1994-K1 A1 7.60%, 8/15/07                             443            437
        1993-K1 A1 6.66%, 8/15/10                             153            143
    First Home Mortgage Acceptance
        Corp., 1996-B Class C 144A
        7.929%, 11/1/18                                       243            220
                                                                    ------------
                                                                           1,434
                                                                    ------------
CORPORATE (25.0%)
    Advanced Micro Devices, Inc.
        11.00%, 8/1/03                                        120            127
    AES Corp.
        8.50%, 11/1/07                                        215            218
    American Cellular Corp. 144A
        10.50%, 5/15/08                                       160            161
    American Mobile Satelite Corp.
        12.25%, 4/1/08                                        180            169
    American Standard Cos., Inc.
        7.375%, 2/1/08                                        200            196
    CA FM Lease Trust 144A
        8.50%, 7/15/17                                        241            253
    CB Richard Ellis Service
        8.875%, 6/1/06                                        110            109
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
    Chesapeake Energy Corp. 144A
        9.625%, 5/1/05                               U.S.$    220   U.S.$    221
    Columbia/HCA Healthcare
        6.91%, 6/15/05                                        300            290
        7.00%, 7/1/07                                          90             86
        7.69%, 6/15/25                                        350            336
    Comcast Cellular Holdings 'B'
        9.50%, 5/1/07                                         330            344
    CSC Holdings, Inc.
        9.875%, 5/15/06                                       300            330
        7.875%, 12/15/07                                      175            184
    EES Coke Battery Co., Inc. 144A
        9.382%, 4/15/07                                       100            105
    Fresenius Medical Care AG 144A
        7.875%, 2/1/08                                        130            127
    Globalstar LP
        11.375%, 2/15/04                                      165            161
    Grand Casinos
        10.125%, 12/1/03                                      400            432
    HMC Acquisition Properties
        9.00%, 12/15/07                                       350            386
(c) Intermedia Communications, Inc. 'B'
        0.00%, 7/15/07                                        565            412
    ISP Holdings, Inc. 'B'
        9.00%, 10/15/03                                       195            203
    IXC Communications, Inc. 144A
        9.00%, 4/15/08                                        205            206
    IXC Communications, Inc. 'B' PIK
        0.00%, 8/15/09                                         --(w)           5
    Jet Equipment Trust 'C1' 144A
        11.79%, 6/15/13                                       175            238
    K Mart Funding Corp. 'F'
        8.80%, 7/1/10                                         100            103
    Lenfest Communications
        8.375%, 11/1/05                                       335            356
    Level 3 Communications, Inc. 144A
        9.125%, 5/1/08                                        240            233
    Musicland Group, Inc. 'B'
        9.875%, 3/15/08                                       175            174
    Navistar Financial Corp. 'B'
        9.00%, 6/1/02                                          65             68
(c) Nextel Communications, Inc.
        0.00%, 8/15/04                                        485            470
(c) NEXTLINK Communications 144A
        0.00%, 4/15/08                                        375            230
    Niagara Mohawk Power 'G'
        7.75%, 10/1/08                                         48             49
(c) Niagara Mohawk Power 'H'
        0.00%, 7/1/10                                          86             59
(c) Norcal Waste Systems, Inc.
        13.50%, 11/15/05                                      250            287
    NSM Steel Ltd.
        12.25%, 2/1/08                               U.S.$    100   U.S.$     88
    Onepoint Communications Corp.
        14.50%, 6/1/08                                        145            136
    Outdoor Systems, Inc.
        8.875%, 6/15/07                                       410            427
    Oxford Health Plans 144A
        11.00%, 5/15/05                                       105            108
    Primus Telecommunications Group 144A
        9.875%, 5/15/08                                       145            142
    PSINet, Inc. 'B'
        10.00%, 2/15/05                                       110            112
    Qwest Communications International, Inc.
        10.875%, 4/1/07                                       135            156
    (c) 0.00%, 10/15/07                                       485            364
(c) RCN Corp.
        0.00%, 10/15/07                                       725            468
    Revlon, Inc.
        8.125%, 2/1/06                                        165            165
(c) Rhythms Netconnections
        0.00%, 5/15/08                                        400            194
    Rogers Cablesystems 'B'
        10.00%, 3/15/05                                       425            472
    Rogers Communications, Inc.
        9.125%, 1/15/06                                        90             91
    RSL Communications, Ltd. 144A
        9.125%, 3/1/08                                        315            306
    Samsung Electronics America
        9.75%, 5/1/03 144A                                    400            359
(c) SB Treasury Co. LLC 144A
        9.40%, 12/29/49                                       100            100
    SD Warren Co. 'B'
        12.00%, 12/15/04                                      215            238
    Sinclair Broadcast Group
        9.00%, 7/15/07                                        475            489
    Smithfield Foods, Inc. 144A
        7.625%, 2/15/08                                        95             95
    Snyder Oil Corp.
        8.75%, 6/15/07                                        175            177
    Southland Corp.
        5.00%, 12/15/03                                       215            187
    TCI Satellite Entertainment, Inc.
        0.00%, 2/15/07                                        275            186
(c) Teleport Communications
        0.00%, 7/1/07                                         200            172
    Tenet Healthcare Corp.
        8.625%, 1/15/07                                       405            418
    Vencor, Inc. 144A
        9.875%, 5/1/05                                        250            246
(c) Viatel, Inc. 144A
        0.00%, 4/15/08                                        105             63
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.
                                          9

                                                            FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
(c) Wam ! Net, Inc.
        0.00%, 3/1/05                                U.S.$    200   U.S.$    127
    Western Financial Bank
        8.875%, 8/1/07                                        120            113
                                                                    ------------
                                                                          13,527
                                                                    ------------
    Collateralized Mortgage Obligation  (0.4%)
    Long Beach Auto 1997-1, 'B' 144A
        14.22%, 10/26/03                                      233            233
                                                                    ------------
                                                                          15,194
                                                                    ------------
--------------------------------------------------------------------------------
VENEZUELA  (1.4%)
SOVEREIGN (1.4%)
(b,d,e)Republic of Venezuela
        Debt Conversion Bond 'DL'
        6.625%, 12/18/07                                      905            741
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
    (Cost U.S.$59,972)                                                    56,754
                                                                    ------------
--------------------------------------------------------------------------------
STRUCTURED INVESTMENT (4.5%)
--------------------------------------------------------------------------------
BRAZIL (4.5%)
SOVEREIGN (4.5%)
    Salomon Brothers Federative
      Republic of Brazil Credit
      Linked Enhanced Note
      9.00%, 1/15/99
      (Cost U.S.$2,500)                                     2,500          2,467
                                                                    ------------
--------------------------------------------------------------------------------
                                                           NO. OF
                                                         WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
NIGERIA  (0.0%)
(a) Central Bank of Nigeria,
      expiring 11/15/20
    (Cost U.S.$0)                                             250            --@
                                                                    ------------
--------------------------------------------------------------------------------
                                                           SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (0.6%)
--------------------------------------------------------------------------------
UNITED STATES (0.6%)
(a) Time Warner, Inc., Series 'M' 10.25%
    (Cost U.S.$351)                                           315            350
                                                                    ------------
--------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.4%)
--------------------------------------------------------------------------------
TURKEY  (3.0%)
BILLS
    Turkey Treasury Bill
        Zero Coupon, 8/19/98                      TRL 263,900,000   U.S.$    902
        Zero Coupon, 9/2/98                           218,550,000            730
                                                                    ------------
                                                                           1,632
                                                                    ------------
--------------------------------------------------------------------------------
UNITED STATES  (3.4%)
REPURCHASE AGREEMENT
    Chase Securities, Inc. 5.40%,
      dated 6/30/98, due
      7/1/98, to be repurchased
      at U.S.$1,835, collateralized
      by U.S.$1,145, United
      States Treasury Bonds,
      11.25%, due 2/15/15,
      valued at U.S.$1,883                        U.S.$     1,835          1,835
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost U.S.$3,630)                                                      3,467
                                                                    ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
    CUSTODIAN (1.4%)
        Argentine Peso                            ARP           6              6
        French Franc                              FRF       4,007            663
        German Mark                               DEM         118             65
                                                                    ------------
        (Cost U.S.$716)                                                      734
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (117.6%)
    (Cost U.S.$67,169)                                                    63,772
                                                                    ------------
--------------------------------------------------------------------------------
OTHER ASSETS (9.9%)
    Cash                                          U.S.$     2,470
    Receivable for Investments Sold                         1,503
    Interest Receivable                                     1,257
    Net Unrealized Gain on Foreign
      Currency Exchange Contracts                             108
    Deferred Organization Costs                                 5
    Dividends Receivable                                        2
    Other Assets                                               13          5,358
                                                  ---------------   ------------
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES  (-27.5%)
    Payable For:
      Reverse Repurchase Agreement                U.S.$   (9,305)
      Investments Purchased                               (3,102)
      Dividends and Distributions Declared                (1,471)
      Investment Advisory Fees                               (47)
      Directors' Fees and Expenses                           (41)
      Custodian Fees                                         (41)
      Professional Fees                                      (39)
      Shareholder Reporting Expenses                         (35)
      Administrative Fees                                    (13)
      Deferred Country Tax                                    (4)
    Other Liabilities                                       (822)   U.S.$(14,920)
                                                  --------------    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
    Applicable to 4,181,325, issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                               U.S.$ 54,210
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           U.S.$  12.96
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
    Common Stock                                                    U.S.$     42
    Capital Surplus                                                       58,157
    Undistributed Net Investment Income                                      307
    Accumulated Net Realized Loss                                           (999)
    Unrealized Depreciation on Investments
      and Foreign Currency Translations                                   (3,297)
--------------------------------------------------------------------------------
    TOTAL NET ASSETS                                                U.S.$ 54,210
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------

 (a)  --  Non-income producing
 (b) -- Variable/floating rate security -- rate disclosed is as of June 30, 1998.
 (c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity.
 (d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1998 -- see note A-4 to financial statements.
 (e) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded in the over-the-counter secondary market.
 (w)  --  Amount is less than U.S.$500.
   @  --  Value is less than U.S.$500.
144A  --  Certain conditions for public sale may exist.
 PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
     Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                       IN                         NET
    TO                                       EXCHANGE                   UNREALIZED
 DELIVER           VALUE      SETTLEMENT        FOR        VALUE           GAIN
   (000)           (000)         DATE          (000)       (000)           (000)
--------------------------------------------------------------------------------
ZAR  4,113    U.S.$  693        07/07/98   U.S.$  800   U.S.$  800    U.S.$  107
DEM    135            75        09/24/98   U.S.$   76           76             1
              ----------                                ----------   -----------
              U.S.$  768                                U.S.$  876    U.S.$  108
              ----------                                ----------   -----------
              ----------                                ----------   -----------

--------------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP     Argentine Peso                                     1.000  =  U.S.  $1.00
DEM     German Mark                                        1.804  =  U.S.  $1.00
FRF     French Franc                                       6.048  =  U.S.  $1.00
TRL     Turkey Lira                                  266,600.000  =  U.S.  $1.00
ZAR     South African Rand                                 5.919  =  U.S.  $1.00
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998

                                                                         PERCENT
                                                            VALUE         OF NET
             INDUSTRY                                       (000)         ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                                 U.S.$     238           0.4%
Asset-Backed Securities                                     1,435           2.6
Automobiles                                                   105           0.2
Banking                                                     1,434           2.6
Broadcast -- Radio & Television                             2,534           4.7
Building Materials & Components                               196           0.4
Business Services                                             427           0.8
Coal, Gas & Oil                                               398           0.7
Collateralized Mortgage Obligations                           233           0.4
Computers                                                     127           0.2
Construction                                                1,361           2.5
Consumer Staples                                              103           0.2
Diversified                                                   350           0.6
Electronics                                                   359           0.7
Energy                                                         91           0.1
Entertaiment & Leisure                                        169           0.3
Environmental Controls                                        288           0.5
Finance                                                     1,399           2.6
Food                                                           95           0.2
Foreign Government & Agency Obligations                    39,515          72.9
Gaming & Lodging                                              432           0.8
Health Care Supplies & Services                             1,238           2.3
Loan Agreements                                               111           0.2
Metals -- Steel                                                88           0.2
Multi-Industry                                              1,654           3.1
Real Estate                                                   495           0.9
Repurchase Agreements                                       1,835           3.4
Retail -- General                                             361           0.7
Soaps & Toiletries                                            165           0.3
Telecommunications                                          5,318           9.8
Transportation                                                158           0.3
Utilities                                                     326           0.6
Other                                                         734           1.4
                                                    -------------         -----
                                                    U.S.$  63,772         117.6%
                                                    -------------         -----
                                                    -------------         -----
--------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998

                                                                         PERCENT
                                                            VALUE         OF NET
            COUNTRY                                         (000)         ASSETS
--------------------------------------------------------------------------------
Argentina                                            U.S.$  5,778          10.7%
Austalia                                                      296           0.5%
Brazil                                                     11,210          20.6
Bulgaria                                                      461           0.9
Colombia                                                      388           0.7
Ecuador                                                       500           0.9
Indonesia                                                     695           1.3
Ivory Coast                                                   100           0.2
Jamaica                                                       460           0.9
Korea                                                       1,941           3.6
Mexico                                                      8,246          15.2
Peru                                                          391           0.7
Russia                                                     11,270          20.8
Thailand                                                      602           1.1
Turkey                                                      2,391           4.4
United Kingdom                                                189           0.3
United States                                              17,379          32.0
Venezuela                                                     741           1.4
Other                                                         734           1.4
                                                    -------------         -----
                                                    U.S.$  63,772         117.6%
                                                    -------------         -----
                                                    -------------         -----
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                                                                  SIX MONTHS
                                                                                                     ENDED
                                                                                                 JUNE 30, 1998
                                                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS                                                                              (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$      15
     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,566
------------------------------------------------------------------------------------------------------------------
       Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,581
------------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             290
     Interest Expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             201
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              78
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              39
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              36
     Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              34
     Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              16
     Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              53
------------------------------------------------------------------------------------------------------------------
       Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             747
------------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,834
------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (564)
     Investment Securities Sold Short  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3
     Written Option Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              11
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              17
------------------------------------------------------------------------------------------------------------------
       Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (533)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2,893)
     Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . .             124
------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . . . . . . . . . . .          (2,769)
------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . .          (3,302)
------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .   U.S.$    (468)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 1998        YEAR ENDED
                                                                              (UNAUDITED)     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                               (000)               (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$   2,834     U.S.$   5,362
   Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . .              (533)            8,685
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . .            (2,769)           (3,739)
------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations . . .              (468)           10,308
------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . .            (2,508)           (5,362)
   In Excess of Net Investment Income. . . . . . . . . . . . . . . . . .                 -               (19)
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . .              (261)           (9,362)
   In Excess of Net Realized Gains . . . . . . . . . . . . . . . . . . .                 -              (205)
------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . .            (2,769)          (14,948)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions
     (27,833 and 7,493 shares, respectively) . . . . . . . . . . . . . .               378               118
------------------------------------------------------------------------------------------------------------------
   Total Decrease. . . . . . . . . . . . . . . . . . . . . . . . . . . .            (2,859)           (4,522)
Net Assets:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . .            57,069            61,591
------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed (distributions
     in excess of) net investment income of U.S.$307 and
     U.S.$(19), respectively). . . . . . . . . . . . . . . . . . . . . .     U.S.$  54,210     U.S.$  57,069
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.
                                          13

                                                                                                  SIX MONTHS
                                                                                                     ENDED
                                                                                                 JUNE 30, 1998
                                                                                                  (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                              (000)
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
     Proceeds from Sales of Investments. . . . . . . . . . . . . . . . . . . . . . . . . .      U.S. $ 106,494
     Purchases of Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (101,782)
     Net Decrease in Short-Term Investments. . . . . . . . . . . . . . . . . . . . . . . .               2,303
     Net Cash from Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . .                 (91)
     Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,922
     Interest Expense Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (201)
     Net Operating Expenses Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 301
------------------------------------------------------------------------------------------------------------------
     Net Cash Provided by Investing and Operating Activities . . . . . . . . . . . . . . .               9,946
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash Received for Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . .               3,272
     Cash Distributions Paid (net of reinvestments of $378). . . . . . . . . . . . . . . .             (10,890)
------------------------------------------------------------------------------------------------------------------
     Net Cash Used for Financing Activities. . . . . . . . . . . . . . . . . . . . . . . .              (7,618)
------------------------------------------------------------------------------------------------------------------
     Net Increase in Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2,328
CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 142
------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S. $   2,470
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING
AND OPERATING ACTIVITIES
------------------------------------------------------------------------------------------------------------------
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S. $   2,834
     Proceeds from Sales of Investments. . . . . . . . . . . . . . . . . . . . . . . . . .             106,494
     Purchases of Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (101,782)
     Net Decrease in Short-Term Investments. . . . . . . . . . . . . . . . . . . . . . . .               2,303
     Net Cash from Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . .                 (91)
     Net Decrease in Receivables Related to Operations . . . . . . . . . . . . . . . . . .                 180
     Net Increase in Payables Related to Operations. . . . . . . . . . . . . . . . . . . .                 847
     Amortization of Organization Costs. . . . . . . . . . . . . . . . . . . . . . . . . .                   3
     Accretion/Amortization of Discounts and Premiums. . . . . . . . . . . . . . . . . . .                (842)
------------------------------------------------------------------------------------------------------------------
     Net Cash Provided by Investing and Operating Activities . . . . . . . . . . . . . . .      U.S. $   9,946
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                  ENDED                      YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                               JUNE 30,1998       ---------------------------------------------    MAY 27, 1994* TO
                                                (UNAUDITED)           1997          1996             1995         DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . .   U.S.$  13.74       U.S.$  14.86    U.S.$  12.99     U.S.$  12.25     U.S.$  14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . .             --                 --              --               --            (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . . . .           0.68               1.29            1.71             1.61             0.95
Net Realized and Unrealized Gain
   (Loss) on Investments . . . . . . . . . .          (0.80)              1.19            2.15             0.72            (1.72)
------------------------------------------------------------------------------------------------------------------------------------
       Total from Investment Operations  . .          (0.12)              2.48            3.86             2.33            (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Distributions: . . . . . . . . . . . . . . .
   Net Investment Income . . . . . . . . . .          (0.60)             (1.29)          (1.49)           (1.59)           (0.91)
   In Excess of Net Investment Income  . . .             --              (0.01)             --               --               --
   Net Realized Gain . . . . . . . . . . . .          (0.06)             (2.25)          (0.50)              --               --
   In Excess of Net Realized Gains . . . . .             --              (0.05)             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
       Total Distributions . . . . . . . . .          (0.66)             (3.60)          (1.99)           (1.59)           (0.91)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . .   U.S.$  12.96       U.S.$  13.74    U.S.$  14.86     U.S.$  12.99     U.S.$  12.25
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . .   U.S.$  12.13       U.S.$  13.13    U.S.$  14.63     U.S.$  12.50     U.S.$  12.50
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN: . . . . . . . . . .
   Market Value  . . . . . . . . . . . . . .          (2.93)%           13.93%          34.44%           13.49%            (4.51)%
   Net Asset Value (1) . . . . . . . . . . .          (0.88)%           17.38%          31.45%           20.34%            (6.42)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA: . . . . . . . . .
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . .   U.S.$ 54,210       U.S.$ 57,069    U.S.$ 61,591     U.S.$ 53,847     U.S.$ 50,607
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Excluding Interest
   Expense to Average Net Assets . . . . . .           1.85%**            1.75%           1.81%            1.95%            1.75%**
Ratio of Total Expenses to Average
   Net Assets. . . . . . . . . . . . . . . .           2.58%**            1.86%           2.00%            2.06%            2.97%**
Ratio of Net Investment Income to
   Average Net Assets. . . . . . . . . . . .           9.80%**            8.15%          12.17%           13.07%           11.90%**
Portfolio Turnover Rate  . . . . . . . . . .            169%               333%            280%             160%              86%
------------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


      The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------

     The Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At June 30, 1998, the Fund had reverse repurchase agreements outstanding as follows:

                                                                 MATURITY IN
                                                                  LESS THAN
                                                                   365 DAYS
                                                                 -----------
     Value of Securities Subject to
      Repurchase. . . . . . . . . . . . . . . . . . . . . .      $   9,925,000
     Liability Under Reverse
      Repurchase Agreement. . . . . . . . . . . . . . . . .      $   9,305,000
     Weighted Average Interest Rate . . . . . . . . . . . .               5.09%

     The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $7,776,000 at a weighted average interest rate of 4.80%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assign-ments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the six months ended June 30, 1998, the Fund incurred International Custodian fees of $29,000, of which that amount was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30, 1998, the Fund has earned interest income of $2,000 and incurred interest expense of $11,000 on balances with the International Custodian.

E. For the six months ended June 30, 1998, the Fund made purchases and sales totaling $104,574,000 and $107,895,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $66,453,000 and, accordingly, net unrealized depreciation for U.S. Fed-eral income tax purposes was $3,415,000 of which $637,000 related to appreciated securities and $4,052,000 related to depreciated securities. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $8,000.

F. During the six months ended June 30, 1998, the Fund's written covered call option activity was as follows:

                                                        FACE          PREMIUM
                                                     AMOUNT (000)      (000)
                                                     ------------     --------
  Options outstanding at
     January 1, 1998 . . . . . . . . . . . . . . .   $      --         $   --
  Options written during the
     year. . . . . . . . . . . . . . . . . . . . .       1,700             14
  Options closed during the
     year. . . . . . . . . . . . . . . . . . . . .      (1,700)           (14)
                                                     ------------     --------
  Options outstanding at
     June 30, 1998 . . . . . . . . . . . . . . . .    $     --         $   --
                                                     ------------     --------
                                                     ------------     --------

G. In connection with its organization and initial public offering of shares, the Fund incurred $30,000 and $714,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning May 27, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. At June 30, 1998, approximately 28% of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $33,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During June 1998, the Board declared distributions of $0.30 and $0.06 per share, derived from net investment income and net realized gains, respectively, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                         K.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Global Opportunity Bond Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:



                                                                        VOTES IN         VOTES       AUTHORITY        VOTES
PROPOSAL:                                                               FAVOR OF        AGAINST      WITHHELD       ABSTAINED
--------                                                               ---------        -------      ---------      ---------
1.  To elect the following Directors:  Michael F. Klein. . . . . . .   3,853,330            --        30,440             --
                                        Barton M. Biggs. . . . . . .   3,854,973            --        28,797             --
                                        John A. Levin. . . . . . . .   3,854,973            --        28,797             --
                                        William G. Morton, Jr. . . .   3,854,973            --        28,797             --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund  . . . . . . . . . . . . . .   3,853,623        17,034            --         13,113

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353


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